Exhibit 99.1
Tender and Support Agreement

This Tender and Support Agreement (this “Agreement”) is entered into as of October 2, 2017 by and among the undersigned stockholder (“Stockholder”) of Versar, Inc., a Delaware corporation (the “Company”), Kingswood Genesis Fund I, LLC, a Delaware limited liability company (“Parent”), and KW Genesis Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, concurrently herewith, the Company, Parent and Merger Sub are entering into an Agreement and Plan of Merger (as the same may be amended, modified, or supplemented from time to time in accordance with its terms, the “Merger Agreement”), providing, among other things, for the commencement by Merger Sub of an all cash tender offer of $0.15 per share (the “Offer”) for all of the outstanding shares of common stock, par value $0.01 per share of the Company (the “Common Stock”), to be followed by the merger of Merger Sub with and into the Company with the Company as the surviving corporation (the “Merger”); and

WHEREAS, as a condition and inducement to its willingness to enter into the Merger Agreement and consummate the Merger, Parent has required that stockholders owning at least 33% of the issued and outstanding shares of Common Stock enter into this Agreement, and, in support of the forgoing, Stockholder desires to enter into this Agreement with respect to the shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by Stockholder and set forth below Stockholder’s signature on the signature page hereto (the “Original Shares” and, together with any additional shares of Common Stock acquired by Stockholder pursuant to Section 5(b) hereof, the “Shares”) to induce Parent to enter into the Merger Agreement and to consummate the Merger.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Agreement to Tender.

(a)           Tender of Shares. Stockholder agrees (i) to promptly (and, in any event, not later than five Business Days after the commencement of the Offer) validly tender or cause to be validly tendered into the Offer, pursuant to and in accordance with the terms of the Offer, all of the Original Shares (free and clear of any Liens), and (ii) if Stockholder acquires beneficial ownership of additional shares of Common Stock pursuant to Section 5(b) hereof from the date of this Agreement through the Termination Date (as set forth in Section 6(b) below) (the “Support Period”), to promptly (and, in any event, not later than the earlier of (A) five Business Days after Stockholder acquires beneficial ownership of such additional shares of Common Stock and (B) the expiration of the Offer) validly tender or cause to be validly tendered in the Offer, pursuant to and in accordance with the terms of the Offer, all of such additional shares of Common Stock (free and clear of any Liens).

(b)           No Withdrawal. Stockholder agrees not to withdraw, and not to cause or permit to be withdrawn, any Shares from the Offer unless and until (i) the Offer expires without Merger Sub having accepted for payment shares of Common Stock tendered into the Offer or (ii) this Agreement is terminated in accordance with Section 6(b).

(c)           Conditional Obligation. Stockholder acknowledges and agrees that Merger Sub’s obligation to accept for payment the Common Stock tendered into the Offer, including the Shares tendered by Stockholder, is subject to the terms and conditions of the Merger Agreement and the Offer.

Section 2. Voting of Shares.

(a)           Agreement to Vote. Subject to the terms of this Agreement, Stockholder irrevocably and unconditionally agrees that, during the Support Period, at a meeting of the stockholders of the Company, however called, or any adjournment or postponement of any such meeting, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall (i) be present (in person or by proxy) or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum, and (ii) vote (or cause to be voted), or, if applicable, deliver (or cause to be delivered) a written consent covering, all of the Shares, in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement, and (iii) vote against the approval of any (A) Takeover Proposal or any other extraordinary transaction involving the Company, other than the Merger, (B) corporate action the consummation of which would impede, interfere with, prevent or delay the consummation of any of the Transactions or (C) other matter relating to, or in connection with, any of the foregoing matters; provided, however, that notwithstanding the foregoing Stockholder shall vote in favor of an adjournment of the meeting of the stockholders of the Company that is recommended by the Company Board in accordance with the terms of the Merger Agreement. Stockholder shall ensure that, during the Support Period, any other Person having voting power with respect to any of the Shares will not vote any such Shares in favor of or consent to, and will vote against, the approval of the matters described in clauses (A) through (C) of the preceding sentence.

(b)           Irrevocable Proxy. Stockholder hereby irrevocably grants to, and appoints, Parent and any designee thereof, the Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Shares in accordance with Section 2(a), in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of stockholders of the Company. Stockholder represents that any proxies heretofore given in respect of the Shares, if any, are revocable, and hereby revokes any such proxies. Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THIS LIMITED PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE PROXY. Each of the irrevocable proxy, Parent’s interest and Parent’s appointment as Stockholder’s attorney-in-fact shall automatically terminate upon the termination of this Agreement pursuant to Section 6(b).

Section 3. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as follows:

(a) Authorization. The execution, delivery and performance by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby are within the powers (corporate and otherwise) of Stockholder and, if applicable, have been duly authorized by all necessary corporate, company, partnership or other action. This Agreement constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is married and (i) the Original Shares constitute community property under applicable Law or (ii) any additional shares of Common Stock acquired pursuant to Section 5(b) hereof during the Support Period could constitute community property under applicable Law, then this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, Stockholder’s spouse, enforceable against Stockholder’s spouse in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies. If this Agreement is being executed in representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

(b) Non-Contravention. The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws, operating agreement, partnership agreement or other comparable charter or organizational documents, of Stockholder, if any, (ii) violate any applicable Law, (iii) conflict with or violate or require any consent, approval, notice or other action by any Person under, constitute a default (with or without notice of lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under any provision of any Contract binding on Stockholder or any of Stockholder’s properties or assets, including the Shares or (iv) result in the imposition of a Lien on any asset of Stockholder, except, in the case of clauses (ii) and (iii), for such occurrences which would not adversely affect in any material respect the ability of Stockholder to perform his or its obligations hereunder.

(c) Ownership of Original Shares; Total Shares. As of the date of this Agreement, Stockholder is the holder of record or “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of, and has good and valid title to, the Original Shares, free and clear of all Liens (including any restriction on the right to vote or to transfer such Original Shares), except as provided hereunder or pursuant to any applicable restrictions on transfer under the Exchange Act. As of the date hereof, Stockholder does not hold, directly or indirectly, any shares of Common Stock other than the Original Shares. Other than the Original Shares, Stockholder does not, directly or indirectly, beneficially own or have any option, warrant or other right to acquire any securities of the Company that are or may by their terms become entitled to vote or any securities that are convertible or exchangeable into or exercisable for any securities of the Company that are or may by their terms become entitled to vote, nor is Shareholder subject to any contract, commitment, arrangement, understanding or relationship (whether or not legally enforceable), other than this Agreement, that allows or obligates Stockholder to vote or acquire any securities of the Company. None of the Original Shares is subject to any proxy, voting trust or other agreement, arrangement or restriction (whether written or oral) with respect to the voting of the Original Shares, except as contemplated by this Agreement.

(d) Reliance. Stockholder acknowledges that Stockholder is a sophisticated investor with respect to the Shares and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the transactions contemplated by this Agreement and the Merger Agreement and has, independently and without reliance upon any of Parent, Merger Sub, the Company or any Affiliate of the foregoing, and based on such information as Stockholder has deemed appropriate, made his or its own analysis and decision to enter into this Agreement. Stockholder acknowledges that none of Parent, Merger Sub, the Company or any Affiliate of any of the foregoing has made or is making any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and the Merger Agreement. Stockholder acknowledges that he or it has had the opportunity to seek independent legal advice from legal counsel of Stockholder’s choosing prior to executing this Agreement. Stockholder understands and acknowledges that Parent, Merger Sub and the Company are entering into the Merger Agreement in part in reliance upon Stockholder’s execution, delivery and performance of this Agreement and upon the representations, warranties, covenants and other agreements of Stockholder contained in this Agreement.

(e) Absence of Litigation. There is no Claim pending against or, to the knowledge of Stockholder, threatened against or affecting (i) such Stockholder or any of his or its properties or assets (including the Shares) or (ii) to Stockholder’s knowledge after reasonable inquiry, any of his or its controlled Affiliates or any of their respective properties or assets, in each case before (or, in the case of threatened Claims, that would be before) or by any Governmental Authority or arbitrator that would reasonably be expected to prevent or materially delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact Stockholder’s ability to perform his or its obligations hereunder in any material respect or on a timely basis; provided that Stockholder makes no representations or warranties regarding any Claims involving the Company or relating to the Merger Agreement (other than Actions involving Stockholder).

(f) No Finder’s Fees. Except as contemplated by the Merger Agreement, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Stockholder.

Section 4. Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub hereby represent and warrant to Stockholder as follows:

(a) Corporate Authorization. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby are within the limited liability company powers of Parent and the corporate powers of Merger Sub and have been duly authorized by all necessary limited liability company or corporate action. This Agreement constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with the terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies.

Section 5. Additional Covenants of Stockholder. Stockholder covenants and agrees as follows:

(a) Restriction on Transfer of Shares. Except as contemplated by this Agreement, during the Support Period, Stockholder will not, without the prior written consent of Parent, directly or indirectly (except, if Stockholder is an individual, as a result of the death of Stockholder), (i) tender into any tender or exchange offer (other than the Offer) or otherwise cause or permit any Transfer of any of the Shares to be effected, (ii) encumber the Shares with any Lien except as provided hereunder or pursuant to any applicable restrictions on transfer under the Exchange Act, (iii) commit any act that could restrict or otherwise affect such Stockholder’s legal power, authority or right to vote or cause to be voted all of the Shares then owned by such Stockholder in the manner required by Section 2 hereof, (iv) deposit any Shares into a voting trust and/or (v) except for this Agreement, enter into any voting agreement or similar agreement with respect to any of the Shares. Notwithstanding the foregoing, Stockholder may transfer Shares held by Stockholder to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family if Stockholder is an individual, or to an Affiliate of Stockholder if Stockholder is an entity; provided, that a transfer referred to in this sentence shall be permitted only if, as a precondition of such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all the terms and conditions of this Agreement. For purposes of this Agreement, “Transfer” means any direct or indirect transfer, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal of all or any portion of the Shares.

(b) Additional Shares. Stockholder agrees that all shares of Common Stock that Stockholder purchases, acquires the right to vote or otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute Shares for all purposes of this Agreement. Stockholder agrees to promptly (and, in any event, not later than three Business Days after the purchase or acquisition thereof) notify Parent of any such purchase or acquisition.

(c) No Solicitation. Subject to Section 6(a) hereof, Stockholder agrees that he or it shall not, directly or indirectly, (i) solicit, initiate or knowingly facilitate or encourage the making, submission or public announcement of a Takeover Proposal or (ii) enter into, participate in, maintain or continue any communications or negotiations regarding a potential Takeover Proposal with any Person other than Parent, Merger Sub or the Company (other than informing Persons of the provisions set forth in the Merger Agreement). Stockholder shall immediately cease any discussions or negotiations with any Person conducted heretofore with respect to a Takeover Proposal. Notwithstanding anything to the contrary provided in this Agreement, Stockholder or any of its Affiliates or representatives shall not be prohibited from participating in any discussions or negotiations with respect to a possible tender and support, voting or similar agreement in connection with a Takeover Proposal in the event that the Company is permitted to take the actions set forth in Section 5.3 of the Merger Agreement with respect to such Takeover Proposal.

(d) Communications. Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent, Merger Sub and the Company (including in the Offer Documents, the Schedule 14D-9 or any other publicly filed document relating to the Merger, the Offer or any other transaction contemplated by the Merger Agreement) of (A) Stockholder’s identity, (B) Stockholder’s beneficial ownership of the Shares and (C) the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent, Merger Sub or the Company determine to be necessary in any publicly filed document in connection with the Offer, the Merger or any of the other Transactions and (ii) agrees as promptly as practicable to notify Parent, Merger Sub and the Company of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document.

(e) Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder hereby (i) waives and agrees not to exercise any rights (including under Section 262 of the DGCL) to demand appraisal of any of the Shares or rights to dissent from the Merger which may arise with respect to the Merger and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to any Claim, including any derivative action, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the making or consummation of the Offer or consummation of the Merger, including any Claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or the Transactions.

Section 6. Miscellaneous.

(a) Capacity of Stockholder. Stockholder, if a director or officer of the Company, has executed this Agreement solely in his capacity as a stockholder of the Company and not in his capacity as an officer, director, or employee of the Company. Without limiting the foregoing, nothing in this Agreement (i) shall limit or affect any actions or omissions taken by Stockholder in such person’s capacity as an officer, director or employee of the Company in connection with the exercise of the Company’s rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (ii) will be construed to prohibit, limit or restrict Stockholder from exercising Stockholder’s fiduciary duties as an officer or director to the Company or its stockholders. [NTD: This change avoids needing to file more than one form of this Agreement.]

(b) Termination. This Agreement shall terminate upon the earliest to occur of (i) the date on which the parties hereto mutually agree in writing to terminate this Agreement, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) the date of any modification, waiver or amendment of the Merger Agreement in a manner that reduces the amount or changes the form of consideration payable thereunder to Stockholder, (iv) the acceptance for payment by Merger Sub (or other Affiliate of Parent) of the shares of Common Stock validly tendered pursuant to the Offer and not properly withdrawn and (v) the Effective Time (such earliest date being referred to herein as the “Termination Date”).

(c) Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to Parent:
c/o of Kingswood Capital Management LLC
11777 San Vicente Blvd., Suite 650
Los Angeles, CA 90049
Attention:
Alex Wolf

Copy to (which shall not constitute notice):

Dentons US LLP
4520 Main Street, Suite 1100
Kansas City, MO 64111
Attention:
Jessica M. Norris

If to Stockholder, to the address, facsimile number or e-mail address set forth for Stockholder on the signature page hereof.

Copy to (which shall not constitute notice):

[●]
[●]
Attention:
[●]

or such other address as such party may hereafter specify by like notice to the other party hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

(d) Amendment. This Agreement may not be amended except by an instrument in writing signed by all of the parties hereto.

(e) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that most accurately expresses the intention of the invalid or unenforceable term or provision and, in such case, this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that most accurately expresses the intention of the invalid or unenforceable term.

(f) Entire Agreement; No Third Party Beneficiaries. This Agreement, including all exhibits and schedules attached hereto, constitutes the entire agreement of the parties hereto and supersedes any and all other agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof. This Agreement does not, and is not intended to, confer upon any other person or entity other than the parties hereto any right, benefit or remedy hereunder.

(g) Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives and successors. Notwithstanding the foregoing, this Agreement shall not be assigned by any party hereto by operation of law or otherwise without the prior written consent of the other parties hereto and any such purported assignment shall be void.

(h) Specific Performance. Stockholder agrees that irreparable damage would occur and that Parent would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without posting bond or other security, and without the necessity of proving actual damages, in any federal court located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which Parent is entitled at Law or in equity. These injunctive remedies are cumulative and in addition to any other rights and remedies Parent may have under applicable Law.

(i) Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. EACH OF THE PARTIES (A) IRREVOCABLY SUBMITS HIMSELF OR ITSELF TO THE PERSONAL JURISDICTION OF EACH STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (B) AGREES THAT EVERY SUCH SUIT, ACTION OR PROCEEDING SHALL BE BROUGHT, HEARD AND DETERMINED EXCLUSIVELY IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE (PROVIDED THAT, IN THE EVENT SUBJECT MATTER JURISDICTION IS UNAVAILABLE IN OR DECLINED BY THE COURT OF CHANCERY, THEN ALL SUCH CLAIMS SHALL BE BROUGHT, HEARD AND DETERMINED EXCLUSIVELY IN ANY OTHER STATE OR FEDERAL COURT SITTING IN THE STATE OF DELAWARE), (C) AGREES THAT HE OR IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM SUCH COURT, (D) AGREES NOT TO BRING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN IN ANY OTHER COURT, AND (E) WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUIT, ACTION OR PROCEEDING SO BROUGHT. EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUTSIDE THE TERRITORIAL JURISDICTION OF THE COURTS REFERRED TO IN THIS SECTION 6(i) IN ANY SUCH ACTION OR PROCEEDING BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED UNITED STATES MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO HIS OR ITS ADDRESS AS SPECIFIED IN OR PURSUANT TO SECTION 6(c). HOWEVER, THE FOREGOING SHALL NOT LIMIT THE RIGHT OF A PARTY TO EFFECT SERVICE OF PROCESS ON THE OTHER PARTY BY ANY OTHER LEGALLY AVAILABLE METHOD. EACH PARTY UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(j) Counterparts. This Agreement may be executed in separate counterparts, including via facsimile or other electronic transmission, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

KINGSWOOD GENESIS FUND I, LLC

By:
Name:
Title:

KW GENESIS MERGER SUB, INC.

By:
Name:
Title:

[STOCKHOLDER]

By:
Name:
Title:

SPOUSE OF STOCKHOLDER (if applicable):

Name:

Number of Shares of Common Stock Beneficially Owned as of the Date of this Agreement:

Street Address:

City/State/Zip Code:

Fax:

E-mail: